Post-Employment Benefit Costs	12 Months Ended
Dec. 31, 2017
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Post-Employment Benefit Costs
26.	Post-Employment Benefit Costs

The Company sponsors a Group Registered Retirement Savings Plan (“RRSP”) for all qualified employees. Participants in the plan can elect to contribute up to the lesser of (i) 50% of the RRSP contribution limit as established under the Income Tax Act (Canada) or (ii) 9% of their annual base salary, and the Company will match this contribution. The assets of the Group RRSP are held separately from those of the Company in independently administered funds.

General and administrative expense during 2017 included $211,000 of contributions to the Group RRSP plan made by the Company, as compared to $196,000 during 2016.